Filed pursuant to Rule 497(e)

File Nos. 811-24052; 333-284792

Supplement to the

Summary Prospectus, Prospectus and

Statement of Additional Information dated August 31, 2026, of the

Dan IVES Wedbush AI Power & Infrastructure ETF (the “Fund”)

September 29, 2026

Capitalized terms not defined herein have the same meaning as in the Fund’s prospectus.

Yorkville & Ives Co., LLC has received the necessary regulatory approvals for Dan Ives, Partner and Senior Managing Director, Analyst, to resume compiling the AI Power Report, which has been licensed for use with respect to the Fund. The Equity Research team of Wedbush Securities Inc. will no longer play a role in compiling the AI Power Report. Accordingly, the Prospectus is revised as follows.

The second paragraph of the section of the Prospectus titled “Principal Investment Strategies of the Fund” is hereby deleted and replaced with the following:

The Index is comprised exclusively of equity securities (or corresponding American Depositary Receipts (“ADRs”)) of companies included in the Dan Ives AI Power & Infrastructure 30 Research Report (the “AI Power Report”). The AI Power Report was originally created by Dan Ives while he was employed at Wedbush Securities Inc. (“Wedbush”). Dan Ives continues to compile the AI Power Report in his role as Partner and Senior Managing Director, Analyst at Yorkville Ives & Co., LLC. The AI Power Report is a publicly available research report, comprised of companies that have been identified as contributing to the infrastructure supporting artificial intelligence (“AI”) through the development, production or operation of power generation and fuel supply technologies (i.e., nuclear baseload, natural gas generation and fuel transmission), grid infrastructure and data centers (being able to locate and operate data centers where there is reliable access to power), equipment and power management (managing power, cooling and equipment to run AI data centers) and materials and enabling technologies (materials and technologies that facilitate the operation of AI data centers and the supply of power to those centers). The AI Power Report is released on a semi-annual basis, but may be released more frequently in the event there are material developments in any of the sectors from which companies included in the AI Power Report are identified.

The fifth paragraph of the section of the Prospectus titled “DISCLAIMERS AND LICENSES” is hereby deleted and replaced with the following:

Dan Ives is a Partner and Senior Managing Director, Analyst at Yorkville & Ives Co., LLC (“Yorkville”). The Adviser has entered into a Research License and Coordination Agreement (the “License Agreement”) with Yorkville, pursuant to which Yorkville has agreed to license to the Adviser the use of the AI Power Report. In addition, the Adviser has licensed the use of the name “Dan Ives” and “Ives,” pursuant to a Sublicense Agreement dated June 2, 2025, as amended, between Wedbush and the Adviser (the “Sub-License Agreement”). Under the License Agreement, the Adviser will pay Yorkville a fee at a fixed rate based on a percentage of the Fund’s assets. Under the Sub-License Agreement, the Adviser will pay Wedbush a fee at a fixed rate based on a percentage of the Fund’s assets. Dan Ives will not receive separate compensation under either the License Agreement or the Sub-License Agreement. None of Wedbush, Yorkville or Dan Ives: (i) is affiliated with the Distributor, Solactive AG or any of their respective affiliates; (ii) makes investment decisions, provides investment advice, or otherwise acts in the capacity of an investment adviser to the Fund; or (iii) is involved in the maintenance of the Index or acts in the capacity of an index provider.

Please retain this Supplement with your Summary Prospectus, Prospectus and Statement of Additional Information for future reference.